SIXTH AMENDMENT TO THE PIONEER NATURAL RESOURCES USA, INC.
401(k) AND MATCHING PLAN
(Amended and Restated Effective as of January 1, 2020)
EXHIBIT 10.1

THIS SIXTH AMENDMENT is made and entered into by Pioneer Natural Resources USA, Inc. (the “Company”):
WITNESSETH:

WHEREAS, the Company maintains the Pioneer Natural Resources USA, Inc. 401(k) and Matching Plan (the “Plan”);

WHEREAS, pursuant to Section 8.3 of the Plan, the Benefit Plan Design Committee (the “Committee”) of the Company maintains the authority to amend the Plan at any time; and

WHEREAS, effective July 1, 2021 (the “Effective Date”) unless otherwise set forth below, the Committee desires to amend the Plan to (i) provide past service credit for certain individuals previously employed by Double Point Energy, LLC and Parsley Energy Operations, LLC and (ii) reflect the merger of the Parsley Energy Operations, LLC 401(k) Plan (“Parsley 401(k) Plan”) with and into the Plan.

NOW THEREFORE, the Plan is hereby amended as of the Effective Date as follows:
1. Subsection (a) of Section 1.1 of the Plan is amended as follows:

(a) “Account” means a Participant’s After-Tax Account, Catch-Up Contribution Account, Employer Account, Matching Plan Account, Mesa After-Tax Account, Mesa Premium Account, Mesa Profit-Sharing Account, Pre-Tax Account, Prior Parsley Employee Deferral Account, Prior Parsley Pre-Safe Harbor Employer Matching Account, Prior Parsley Qualified Employer Discretionary Account, Prior Parsley Roth Basic Account, Prior Parsley Safe Harbor Employer Matching Account, Prior Plan Employer Account, Prior Plan Pre-Tax Account, Rollover Account, Roth Account, Roth Catch-Up Contribution Account, Roth Rollover Account and/or In-Plan Roth Rollover Contribution Account, as the context requires. The Committee may establish and maintain separate subaccounts within a Participant’s Accounts if it deems such to be necessary for the proper administration of the Plan.

2. The following sentences will be added to the end of Section 1.1(hh) of the Plan as follows:
Solely for the purpose of determining the Period of Service completed by a Covered Employee who was in the employ of Double Eagle Energy Operating III LLC on May 31, 2021, periods of employment with Double Eagle Energy Operating III LLC or a subsidiary thereof prior to and including May 31, 2021, and was hired by Pioneer Natural Resources Company as part of the acquisition, shall be considered to be periods of employment by an Employer. Solely for the purpose of determining the Period of Service completed by a Covered Employee who was in the employ of Parsley Energy Operations, LLC on January 12, 2021 (a “Parsley Participant”), and was hired by Pioneer Natural Resources Company as part of the acquisition, periods of employment with Parsley Energy Operations, LLC prior to and including January 12, 2021, shall be considered to be periods of employment by an Employer.

SIXTH AMENDMENT TO THE PIONEER NATURAL RESOURCES USA, INC.
401(k) AND MATCHING PLAN
(Amended and Restated Effective as of January 1, 2020)

3. The following subsections shall be added to Section 1.1 of the Plan as follows:

(_) Parsley 401(k) Plan means the Parsley Energy Operations, LLC 401(k) Plan as in effect from time to time prior to July 1, 2021.

(_) Prior Parsley Employee Deferral Account means the account established and maintained under this Plan by the Committee to record a Parsley Participant’s interest under this Plan attributable to his or her accrued benefit derived from pre-tax contributions to the Parsley 401(k) Plan as in effect on June 30, 2021.

(_) Prior Parsley Pre-Safe Harbor Employer Matching Account means the account established and maintained under this Plan by the Committee to record a Parsley Participant’s interest under this Plan attributable to his or her accrued benefit derived from pre-safe-harbor matching contributions to the Parsley 401(k) Plan as in effect on June 30, 2021.

(_) Prior Parsley Qualified Employer Discretionary Account means the account established and maintained under this Plan by the Committee to record a Parsley Participant’s interest under this Plan attributable to his or her accrued benefit derived from discretionary qualified employer contributions to the Parsley 401(k) Plan as in effect on June 30, 2021.

(_) Prior Parsley Roth Basic Account means the account established and maintained under this Plan by the Committee to record a Parsley Participant’s interest under this Plan attributable to his or her accrued benefit derived from Roth contributions to the Parsley 401(k) Plan as in effect on June 30, 2021.

(_) Prior Parsley Safe Harbor Employer Matching Account means the account established and maintained under this Plan by the Committee to record a Parsley Participant’s interest under this Plan attributable to his or her accrued benefit derived from safe harbor matching contributions to the Parsley 401(k) Plan as in effect on June 30, 2021.

4. Section 5.1(a) of the Plan is amended as follows:

Section 5.1. Fully Vested Accounts. The amounts credited to a Participant’s After-Tax Account, Catch-Up Contribution Account, Mesa After-Tax Account, Mesa Premium Account, Mesa Profit-Sharing Account, Pre-Tax Account, Prior Parsley Employee Deferral Account, Prior Parsley Pre-Safe Harbor Employer Matching Account, Prior Parsley Qualified Employer Discretionary Account, Prior Parsley Roth Basic Account, Prior Parsley Safe Harbor Employer Matching Account, Prior Plan Employer Account, Prior Plan Pre-Tax Account, Rollover Account, Roth Account, Roth Catch-Up Contribution, Roth Rollover Account and In-Plan Roth Rollover Contribution Account shall be fully vested at all times.

SIXTH AMENDMENT TO THE PIONEER NATURAL RESOURCES USA, INC.
401(k) AND MATCHING PLAN
(Amended and Restated Effective as of January 1, 2020)
5. Section 6.6(a)(i) of the Plan is amended as follows:

(i) a withdrawal of all or a portion (in any whole percentage or in whole dollar amounts) of the total amount credited to his or her After-Tax Account, Mesa After-Tax Account, Rollover Account, Roth Rollover Account, or In-Plan Roth Rollover Contributions converted from the Participant’s After-Tax Account, Mesa After-Tax Account or Rollover Account,

6. Section 6.6(a)(iii) of the Plan is amended as follows:

(iii) a hardship withdrawal of such amount as the Committee shall determine to be necessary to satisfy an immediate and heavy financial need of such Participant from his or her Catch-Up Contribution Account, Pre-Tax Account, Prior Parsley Employee Deferral Account, Prior Parsley Pre-Safe Harbor Employer Matching Account, Prior Parsley Qualified Employer Discretionary Account, Prior Parsley Roth Basic Account, Prior Parsley Safe Harbor Employer Matching Account, Prior Plan Pre-Tax Account, Roth Account, or Roth Catch-Up Contribution Account other than earnings credited to either such Accounts for any period of time after December 31, 1988, and qualified nonelective contributions allocated to either such Accounts, and the In-Plan Roth Rollover Contribution Account.

7. Section 6.6(e) is amended as follows:

(e) HEART Act Withdrawal. Effective for payments made pursuant to the Employer’s military differential wage payment program and distributions taken on or after January 1, 2009, a Participant who is receiving military differential wage payments will be treated as having severed from employment during any period during which the individual is performing service in the uniformed services as described in Code Section 414(u). The Participant is entitled to take a distribution from his Pre-Tax Account, Prior Parsley Employee Deferral Account, Prior Parsley Roth Basic Account, and Roth Account while on qualified military leave for more than 30 days. The HEART Act withdrawal will be subject to the 10% early withdrawal penalty, and the Participant will be suspended from making Pre-Tax Contributions and Roth Contributions for 6 months. Further, the Participant cannot repay the HEART Act Withdrawal to the Plan.

8. Section 6.6(f) is amended as follows:

(f) Qualified Military Reservist Distribution. Effective September 11, 2001, a Participant who is a reservist or national guardsman (as defined by 37 U.S.C. 101(24)) called to active duty for a period in excess of 179 days or for an indefinite time after September 11, 2001 may elect to withdraw all or a portion of his Pre-Tax Contribution Account and Prior Parsley Employee Deferral Account as a qualified reservist withdrawal. Any such qualified reservist withdrawal will not be subject to the 10% early withdrawal penalty. Further, a Participant who receives a qualified reservist distribution from the Plan may

SIXTH AMENDMENT TO THE PIONEER NATURAL RESOURCES USA, INC.
401(k) AND MATCHING PLAN
(Amended and Restated Effective as of January 1, 2020)
repay to an individual retirement plan of such Participant (in one or more contributions) the amount of the distribution at any time during the two-year period after the end of the active duty period.

9. Subsection (g) shall be added to Section 6.6 of the Plan as follows:

(g) Disability Distributions. A Parsley Participant who previously participated in the Jagged Peak Energy LLC 401(k) Plan or the Parsley 401(k) Plan and becomes disabled (as defined below) may elect to withdraw all or a portion of his Prior Parsley Employee Deferral Account, Prior Parsley Pre-Safe Harbor Employer Matching Account, Prior Parsley Qualified Employer Discretionary Account, Prior Parsley Roth Basic Account, Prior Parsley Safe Harbor Employer Matching Account and In Plan Roth Rollover Account as a disability distribution. For purposes of this Section 6.6(h), a Parsley Participant will be considered “disabled” if he is unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment that can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. The permanence and degree of such impairment shall be supported by medical evidence.

10. Section 6.14(b) is amended as follows:

(b) The following contributions are permitted for roll over to the In-Plan Roth Rollover Contribution Account: (i) After-Tax Account, (ii) Catch-up Contribution Account, (iii) Employer Account, (iv) Matching Plan Account, (v) Mesa After-Tax Account, (vi) Mesa Premium Account, (vii) Mesa Profit-Sharing Account, (viii) Pre-Tax Account, (ix) Prior Parsley Employee Deferral Account, (x) Prior Parsley Pre-Safe Harbor Employer Matching Account, (xi) Prior Parsley Qualified Employer Discretionary Account, (xii) Prior Parsley Safe Harbor Employer Matching Account (xiii) Prior Plan Employer Account, (xiv) Prior Plan Pre-Tax Account, and (xv) Rollover Account.

NOW, THEREFORE, be it further provided that except as provided above, the Plan shall continue to read in its current state.

IN WITNESS WHEREOF, the Company has executed this Sixth Amendment this 21st day of June 2021 to be effective as specified above.

PIONEER NATURAL RESOURCES USA, INC.

By: /s/ Tyson L. Taylor
Name: Tyson Taylor
Title: Vice President, Human Resources